Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Alan H. Barry
Alan H. Barry

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Mark R. Baker
Mark R. Baker

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Joseph P. Flannery
Joseph P. Flannery

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ James Hagedorn
James Hagedorn

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Adam Hanft
Adam Hanft

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ William G. Jurgensen
William G. Jurgensen

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Thomas N. Kelly Jr.
Thomas N. Kelly Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ Carl F. Kohrt, Ph.D.
Carl F. Kohrt, Ph.D.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of May, 2010.

/s/ Katherine Hagedorn Littlefield
Katherine Hagedorn Littlefield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of May, 2010.

/s/ Nancy G. Mistretta
Nancy G. Mistretta

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12th day of May, 2010.

/s/ Stephanie M. Shern
Stephanie M. Shern

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement on Form S-8 in order to deregister the participation interests in the Smith & Hawken 401(k) Plan and remaining unsold and unissued common shares of The Scotts Miracle-Gro Company previously registered for offering and sale or delivery pursuant to the Smith & Hawken 401(k) Plan, hereby constitutes and appoints James Hagedorn, David C. Evans and Vincent C. Brockman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of May, 2010.

/s/ John S. Shiely
John S. Shiely